UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

450 Wireless Boulevard, Hauppauge, NY 11788

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

17605 Wright Street, Omaha, Nebraska, 68130

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

   Vertical Capital Income Fund

Cusip: 92535C104

VCAPX

Annual Report

September 30, 2012

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

October 31st, 2012

Dear Fellow Shareholders:

We are just now reaching the first year of operations for the Vertical Capital Income Fund, and we are very pleased with the results to date.  In this first year, the Fund has begun underwriting, acquiring mortgage notes, and the resulting cash flow is being paid out, or re-invested, in monthly dividend payments.  As we continue to acquire additional notes, we anticipate that the monthly dividend rate will continue to rise from its current level, and targeted to achieve approximately a 6-7% annualized dividend rate in the upcoming year as more notes are acquired and an economy of scale is reached.

As of the fiscal year end, the Fund has raised $11,598,737 through 18 separate securities firms.  74 mortgage notes have been acquired at a market value of $8,456,934, and they are geographically diversified across 27 states.  The remaining balance of capital is ready to be deployed as soon as due diligence is completed on additional notes.

The Fund’s year to date return was 7.70% (2.87% ytd reflecting a full upfront sales charge of 4.5%) compared to the benchmark, the Barclay’s U.S. MBS Index1, which came in at 2.80%.

There have not been any notes that have fully defaulted, but there have been two notes which have become delinquent which are being actively addressed by our in-house servicing team.  Our servicing team has an excellent track record on servicing delinquent mortgage notes in other portfolios, and they have had many, many successes in helping homeowners stay in their homes while at the same time, bringing the notes back into performance.

1 Barclays U.S. MBS Index (mortgage-backed securities) covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges.

20 Pacifica, Suite 190, Irvine, CA  92618          866-224-8867

Vertical Capital Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA (finra.org).  Vertical

Capital Markets Group, LLC is not affiliated with Northern Lights Distributors, LLC.

There continues to be an abundance of notes available for purchase at a discount.  We spend an extraordinary amount of effort and resources sifting through all of the ‘chaff to get to the wheat’ as the old adage goes, and this is the most important aspect of our management style and philosophy.  We firmly believe that the extra diligence may generate returns for the Fund.

Looking forward on the economic front, from our research it seems that there will continue to be a readily available supply of discounted notes for some years to come, and this should lend itself well to continue seeing the right types of assets for the Fund’s strategy.  A slow economic recovery, both domestically and overseas, paired with a sluggish housing market, constrained bank lending, and high unemployment are factors that should perpetuate the current supply of discounted notes.  The GDP forecast for the U.S. is only 2.1%, and is expected to be about 2% next year with inflation at 2% and unemployment to stay in the 8% range.

Thank you very much for your investment with the Fund.   We continue looking forward to serving your investment needs.

Sincerely,

Gus Altuzarra

Managing Member

1926-NLD-11/28/2012

20 Pacifica, Suite 190, Irvine, CA  92618          866-224-8867

Vertical Capital Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA (finra.org).  Vertical

Capital Markets Group, LLC is not affiliated with Northern Lights Distributors, LLC.

The Vertical Capital Income Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through September 30, 2012*

Since Inception*
The Vertical Capital Income Fund: The Vertical Capital Income Fund with load:	7.70% 2.87%
Barclays Capital Mortgage Backed Securities Index	2.80%

________________

     *The Fund commenced operations on December 30, 2011.

The Barclays Capital Mortgage Backed Securities Index is an unmanaged index comprising 15 and 30 year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 2.27% per the October 27, 2011 Prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION* (Unaudited)

Mortgage Notes	73.24%
Short-Term Investments	26.76%
100.00%

*Based on Portfolio Market Value as of September 30, 2012.

Vertical Capital Income Fund
Portfolio of Investments
September 30, 2012

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 71.9%
$ 42,409	Loan ID 586934	Fixed	5.750%	7/1/2024	$ 34,096
45,767	Loan ID 587098	Fixed	8.000%	7/1/2027	40,064
40,462	Loan ID 498150	ARM	9.200%	3/1/2032	37,079
30,869	Loan ID 498178	Fixed	8.100%	11/1/2032	26,405
29,060	Loan ID 487595	Fixed	11.500%	11/5/2033	30,402
223,254	Loan ID 587019	ARM	5.875%	12/1/2033	164,739
223,255	Loan ID 587029	ARM	5.875%	12/1/2033	164,740
73,304	Loan ID 362949	Fixed	7.940%	1/12/2034	61,795
201,391	Loan ID 587265	Fixed	4.875%	4/1/2034	142,444
172,629	Loan ID 405329	ARM	3.250%	5/1/2034	106,236
58,233	Loan ID 396598	ARM	3.875%	3/28/2035	37,933
176,350	Loan ID 410774	Fixed	7.800%	5/1/2035	146,565
145,275	Loan ID 410821	Fixed	6.850%	6/1/2035	113,140
77,027	Loan ID 396635	ARM	7.990%	1/1/2036	64,688
88,443	Loan ID 488003	Fixed	10.000%	1/5/2036	84,631
127,883	Loan ID 497917	ARM	3.000%	10/1/2036	76,499
62,403	Loan ID 486473	Fixed	3.000%	12/1/2038	55,196
170,713	Loan ID 404806	Fixed	5.000%	5/1/2040	115,658
28,788	Loan ID 589546	ARM	7.250%	1/1/2037	22,889
162,031	Loan ID 589602	ARM	5.375%	1/1/2037	112,952
176,609	Loan ID 412405	ARM	6.934%	3/1/2037	129,189
159,277	Loan ID 409116	ARM	3.375%	4/1/2037	94,754
53,914	Loan ID 491735	ARM	9.800%	7/1/2037	50,878
725,987	Loan ID 590027	ARM	3.625%	7/1/2037	439,585
96,790	Loan ID 590427	ARM	3.500%	8/1/2037	57,968
271,928	Loan ID 590123	ARM	3.500%	9/1/2037	162,722
141,384	Loan ID 590219	ARM	6.875%	9/1/2037	109,134
123,124	Loan ID 590254	ARM	3.500%	9/1/2037	99,952
290,972	Loan ID 495608	Fixed	7.375%	12/1/2037	233,622
44,641	Loan ID 586782	Fixed	7.000%	12/1/2037	34,887
131,227	Loan ID 587092	Fixed	5.625%	12/1/2038	92,135
59,953	Loan ID 486478	Fixed	8.250%	3/1/2039	51,092
344,475	Loan ID 587158	Fixed	4.875%	4/1/2039	227,423
68,301	Loan ID 587006	Fixed	6.125%	7/1/2039	49,635
63,918	Loan ID 586535	Fixed	6.000%	8/1/2039	45,983
38,069	Loan ID 586581	Fixed	5.750%	8/1/2039	26,858
133,894	Loan ID 586701	Fixed	4.875%	8/1/2039	88,196
57,529	Loan ID 587217	Fixed	5.500%	8/1/2039	39,793
159,737	Loan ID 497787	ARM	4.550%	5/1/2040	101,896
61,317	Loan ID 497783	Fixed	5.250%	9/1/2040	41,328
90,784	Loan ID 396419	Fixed	5.500%	10/1/2040	64,802
285,827	Loan ID 587090	Fixed	5.750%	12/1/2048	192,562
178,298	Loan ID 395972	Fixed	6.250%	11/1/2050	132,137
55,325	Loan ID 126337	ARM	6.750%	8/1/2030	44,249
37,614	Loan ID 352924	Fixed	9.000%	8/1/2030	34,202

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Portfolio of Investments (Continued)
September 30, 2012

Principal		Loan Type	Interest Rate	Maturity	Value
$ 43,839	Loan ID 353742	ARM	10.375%	1/1/2031	$ 43,028
59,574	Loan ID 129395	Fixed	7.000%	1/1/2033	47,480
87,508	Loan ID 126732	Fixed	5.630%	7/1/2033	63,732
92,516	Loan ID 353816	ARM	4.000%	10/1/2033	61,726
156,319	Loan ID 340809	ARM	3.375%	3/1/2034	96,339
107,903	Loan ID 129538	Fixed	7.000%	11/1/2034	85,513
433,500	Loan ID 345712	ARM	6.375%	6/1/2036	324,735
68,663	Loan ID 340504	Fixed	4.000%	12/1/2036	43,079
241,766	Loan ID 340675	Fixed	3.309%	7/1/2037	142,690
254,451	Loan ID 320758	ARM	5.750%	1/1/2038	181,194
100,032	Loan ID 334584	Fixed	4.100%	6/1/2039	63,210
205,990	Loan ID 353021	Fixed	3.250%	1/1/2050	127,816
228,102	Loan ID 352991	Fixed	2.750%	6/1/2050	135,857
223,080	Loan ID 353175	Fixed	3.875%	10/1/2050	144,600
459,569	Loan ID 353194	Fixed	2.625%	10/1/2050	269,078
599,730	Loan ID 352912	Fixed	2.000%	11/1/2050	330,511
104,035	Loan ID 353226	Fixed	5.875%	12/1/2050	74,832
291,634	Loan ID 340040	Fixed	5.000%	1/1/2051	207,002
326,418	Loan ID 340862	Fixed	3.130%	1/1/2051	200,649
238,545	Loan ID. 2	Fixed	0.000%	2/1/2026	185,087
199,474	Loan ID. 3	Fixed	0.000%	2/1/2031	143,223
246,139	Loan ID. 1	Fixed	0.000%	2/1/2051	156,372
89,756	Loan 101111101909	Fixed	3.500%	3/1/2027	63,493
125,458	Loan ID 200003	Balloon	7.250%	9/1/2035	100,316
164,300	Loan ID 200002	ARM IO	2.875%	12/1/2035	95,343
325,694	Loan ID 200004	Fixed	7.990%	10/1/2036	272,899
324,917	Loan ID 200001	Fixed	6.250%	4/1/2038	239,854
175,646	Loan ID 200005	Fixed	4.750%	8/1/2039	118,245
257,683	Loan 1108180600	Fixed	3.875%	3/1/2042	155,898
	TOTAL MORTGAGE NOTES ( Cost - $8,300,651)				8,456,934

	SHORT-TERM INVESTMENTS - 26.3%
Shares	MONEY MARKET FUND - 26.3%
3,089,732	HighMark Diversified Money Market Fund Fiduciary Shares - 0.02%+				3,089,732
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $3,089,732)

	TOTAL INVESTMENTS - 98.2% ( Cost - $11,390,383) (a)				$ 11,546,666
	OTHER ASSETS LESS LIABILITIES - 1.8%				209,605
	NET ASSETS - 100.0%				$ 11,756,271

+ Money Market Fund; interest rate reflects seven-day effective yield on September 30, 2012.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and there were no book to tax differences.
ARM - Adjustable Rate Mortgage
IO - Interest Only

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Assets and Liabilities
September 30, 2012

Assets:
Investments in Securities at Value (identified cost $11,390,383)	$ 11,546,666
Interest Receivable	97,886
Receivable for Securities Sold	16,401
Receivable for Fund Shares Sold	34,470
Due from Investment Adviser	109,525
Prepaid Expenses and Other Assets	20,541
Total Assets	11,825,489

Liabilities:
Accrued Shareholder Service Fees	2,189
Accrued Administration Fees	3,440
Accrued Fund Accounting Fees	2,232
Accrued Transfer Agency Fees	4,131
Accrued Security Servicing Fees	7,921
Accrued Expenses and Other Liabilities	49,305
Total Liabilities	69,218

Net Assets	$ 11,756,271

Composition of Net Assets:
At September 30, 2012, Net Assets consisted of:
Paid-in-Beneficial Interest	$ 11,598,737
Undistributed Net Investment Income	1,251
Net Unrealized Appreciation on Investments	156,283
Net Assets	$ 11,756,271

Net Asset Value Per Share
Net Assets	$ 11,756,271
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	1,111,562
Net Asset Value and Repurchase Price per Share	$ 10.58
Offering Price per share (Maximum sales charge of 4.50%)	$ 11.08

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Operations
For the Period December 30, 2011* Through September 30, 2012

Investment Income:
Interest Income	$ 202,422
Total Investment Income	202,422

Expenses:
Investment Advisory Fees	41,717
Administration Fees	47,591
Audit Fees	35,001
Legal Fees	33,297
Transfer Agent Fees	27,991
Trustees' Fees	26,000
Chief Compliance Officer Fees	22,199
Fund Accounting Fees	20,233
Printing Expense	16,362
Registration and Filing Fees	16,079
Shareholder Servicing Fees	8,343
Security Servicing Fees	7,921
Custody Fees	5,253
Insurance Expense	4,674
Miscellaneous Expense	1,862
Total Expenses	314,523
Less: Expenses Waived/Reimbursed by Adviser	(252,754)
Net Expenses	61,769
Net Investment Income	140,653

Net Unrealized Gain on Investments:
Net Change in Unrealized Appreciation on Investments	156,283
Net Unrealized Gain on Investments	156,283

Net Increase in Net Assets Resulting From Operations	$ 296,936

*Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Changes in Net Assets

For the Period
December 30, 2011* Through
September 30, 2012
Operations:
Net Investment Income	$ 140,653
Net Change in Unrealized Appreciation on Investments	156,283
Net Increase in Net Assets
Resulting From Operations	296,936

Distributions to Shareholders From:
Net investment income ($0.19 per share)	(139,402)

Beneficial Interest Transactions:
Proceeds from Shares Issued (1,106,315 shares)	11,543,489
Distributions Reinvested (7,611 shares)	80,774
Cost of Shares Redeemed (2,364 shares)	(25,526)
Total Beneficial Interest Transactions	11,598,737

Total Increase in Net Assets	11,756,271

Net Assets:
Beginning of Period	-
End of Period (including undistributed net investment
income of $1,251)	$ 11,756,271

* Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Period
	Ended
	September 30, 2012**

Net Asset Value, Beginning of Period	$ 10.00

Increase From Operations:
Net investment income (a)	0.33
Net gain from securities
(both realized and unrealized)	0.44
Total from operations	0.77

Distributions to shareholders from:
Net investment income	(0.19)
Total distributions	(0.19)

Net Asset Value, End of Period	$ 10.58

Total Return (b)	7.70%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 11,756
Ratio of gross expenses to average net assets	9.42%	(c)
Ratio of net expenses to average net assets	1.85%	(c)

Ratio of net investment income to average net assets	4.21%	(c)
Portfolio turnover rate	1.50%	(d)

__________
**The Fund commenced operations on December 30, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund

Notes to Financial Statements

September 30, 2012

1.

ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended, (the � Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The investment objective of the Fund is to seek income. The Fund commenced operations on December 30, 2011.   The Fund currently offers shares at net asset value plus a maximum sales charge of 4.50%.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Underlying Funds - The Fund may invest in portfolios of open-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds.

Mortgage Notes – The Fund utilizes a proprietary discounted cash flow model to value its Mortgage Notes. Vertical Capital Asset Management, LLC. (“the Adviser”) uses the model daily to produce market values based on a combination of servicing data (maturity dates, rates, loan type, etc.) that is fed into the pricing model along with various readily available inputs including yield curves, prepayment speeds, default rates and loss severity assumptions. The future expected cash flows and related treasury yields are also utilized to compare with each individual Mortgage Note yield in the model. That yield is determined as a spread to the interpolated treasury curve, based on market knowledge of the collateral type, prepayment history, average life, and credit quality. The combination of loan level criteria and daily market adjustments produces a daily price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund will invest primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the borrowers.

The Fund's investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. As described above, the Mortgage Notes, which are fair valued daily, are priced by the Adviser and through a proprietary discounted cash flow model, under the direction of the Board.

The Fund’s senior management contracted with LCAP Advisors to create an asset valuation model along with policies and maintenance procedures for the Fund.  The valuation procedures and the Model are reviewed and maintained on a daily basis within the management of the Fund.  Any calibrations and adjustments to the model, that may be necessary are done on a quarterly basis to insure accurate pricing.  Financial markets are monitored daily by the Adviser relative to interest rate environment along with third party data from the U.S. Department of the Treasury, Reuters and Moody’s which is uploaded into the pricing model along with a daily loan servicing tape.  In addition to the readily available data from the financial markets, the Advisor uses a number of pricing criteria that represent the Advisor’s 30 years of credit and collateral underwriting experience related to mortgage Notes to accurately value the Notes.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets measured at fair value:

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$ -	$ -	$ 8,456,934	$ 8,456,934
Short-Term Investments	3,089,732	-	-	$ 3,089,732
Total	$ 3,089,732	$ -	$ 8,456,934	$ 11,546,666

There were no transfers between levels during the current period presented.  It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Vertical Capital Income Fund
Mortgage Notes
Beginning Balance	$ -
Total realized gain (loss)	-
Change in unrealized appreciation (depreciation)	156,283
Cost of purchases	8,317,998
Proceeds from paydowns	(51,290)
Amortization	33,943
Net Transfers in/out of level 3	-
Ending balance	$ 8,456,934

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at September 30, 2012 is $156,283.

The following table provides quantitative information about the Fund's Level 3 values, as well as its inputs, as of September 30, 2012. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Value	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs
Mortgage Notes	$ 8,456,934	Comprehensive pricing model with emphasis on discounted cash flows	Credit Quality	1.0%	1.0%
			Collateral Value	5.0%	5.0%
			Collateral Type	2.0%	2.0%
			Occupancy	2.0%	2.0%

The information in these columns is meant to represent a range of the weighting for each unobservable input relative to each investment type. The valuation of the Mortgage Notes, which are the subject of this disclosure, use approximately the same weighting of the unobservable inputs for each Mortgage Note, therefore there is not a "range" and the "weighted average" is approximately the same value as the input percentage.

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Credit quality	Increase	Decrease
Collateral Value	Increase	Decrease
Collateral type (SFR)	Increase	Decrease
Occupancy (Owner OCC)	Increase	Decrease

  SFR – Single Family Residence

   Owner OCC – Owner Occupied

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Interest income is recorded on the accrual basis.  Paydown gains and losses are recorded as interest income.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, Management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Vertical Capital Management, LLC serves as the Fund’s Investment Adviser.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Advisory Fees - Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund.  For the period ended September 30, 2012, the Adviser earned advisory fees of $41,717.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until January 31, 2014, so that the total annual operating expenses of the Fund do not exceed 1.85% of the average daily net assets of the Fund.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  For the period ended September 30, 2012, the Adviser waived advisory fees of $41,717 and reimbursed expenses of $211,037.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Vertical Capital Income Fund has adopted, on behalf of the Fund, a Shareholder Servicing Plan  to pay for certain shareholder services.  Under the Plan, the Fund will pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the period ended September 30, 2012, the Fund incurred shareholder services fees of $8,343.

Security Servicing Agent – The Fund pays Vertical Recovery Management, LLC (“VRM”) a fee equal to 0.25% of the Fund’s average daily net assets for the collections from and maintenance of its securities by providing services such as contacting delinquent borrowers and managing the foreclosure process or other recovery processes for the Fund in the event of a borrower's default.  VRM is an affiliate of the Adviser.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the paydowns of securities, other than U.S. Government securities and short-term investments, for the period ended September 30, 2012 amounted to $8,317,998 and $51,290, respectively.

5.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in HighMark Diversified Money Market Fund.   The Fund may redeem its investment from the HighMark Diversified Money Market Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the HighMark Diversified Money Market Fund. The financial statements of the Highmark Diversified Money Market Fund, a series of the HighMark Funds, including the portfolio of investments, are included in the HighMark Diversified Money Market Fund’s N-CSR filing dated October 9, 2012, available at www.sec.gov or can be found at www.highmarkfunds.com and should be read in conjunction with the Fund’s financial statements.     As of September 30, 2012, the percentage of net assets invested in the HighMark Diversified Money Market Fund was 26.3%.

6.

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

During the period ended September 30, 2012, the Fund completed three quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3
Commencement Date	03/13/12	06/12/12	09/14/12
Repurchase Request Deadline	04/13/12	07/12/12	10/12/12
Repurchase Pricing Date	04/13/12	07/12/12	10/12/12
Net Asset Value as of Repurchase Offer Date	$ 10.03	$ 10.79	$ 10.58
Amount Repurchased	$ -	$ -	$ 25,526
Percentage of Outstanding Share Repurchased	0.00%	0.00%	0.21%

7.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended September 30, 2012 was as follows:

Fiscal Period Ended September 30, 2012
Ordinary	Long-Term
Income	Capital Gain	Total
$ 139,402	$ -	$ 139,402

Vertical Capital Income Fund

Notes to Financial Statements (Continued)

September 30, 2012

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 1,251	$ -	$ -	$ -	$ 156,283	$ 157,534

8.

SUBSEQUENT DISTRIBUTIONS TO SHAREHOLDERS

On October 31, 2012, the Fund paid an ordinary income dividend of $0.0360 per share to shareholders of record on October 26, 2012.

On November 29, 2012, the Fund paid an ordinary income dividend of $0.0290 per share to shareholders of record on November 28, 2012.

9.

AFFILIATED BROKER COMMISSIONS

During the fiscal period ended September 30, 2012.  Vertical Recovery Management LLC, an affiliate of the Adviser, provided execution support and trade settlement services on behalf of the Fund.  Vertical Recovery Management, LLC received $81,166 in trade-related payments and fees (brokerage commissions).

10.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

11.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements in addition to the distributions disclosed in Note 8.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Vertical Capital Income Fund, Inc.

and the Shareholders of Vertical Capital Income Fund

We have audited the accompanying statement of assets and liabilities of the Vertical Capital Income Fund (the "Fund"), a series of shares of Vertical Capital Income Fund, Inc., including the portfolio of investments, as of September 30, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the period December 30, 2011 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vertical Capital Income Fund as of September 30, 2012, the results of its operations, the changes in its net assets and its financial highlights for the period December 30, 2011 through September 30, 2012 , in conformity with accounting principles generally accepted in the United States of America.

                                BBD, LLP

Philadelphia, Pennsylvania

December 3, 2012

Vertical Capital Income Fund

Disclosure of Fund Expenses (Unaudited)

September 30, 2012

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During the Period* (4/1/12 to 9/30/12)
Actual	$1,000.00	$1,078.10	$ 9.61
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$ 9.32

* Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.85% multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Supplemental Information (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT*

In connection with the organizational meeting of the Board of Trustees (the “Board”) of Vertical Capital Income Fund (the “Trust”), held on August 2, 2011 (the “Meeting”), the Board, including the Independent Trustees, discussed the approval of the Investment Advisory Agreement (the “Agreement”) between the Trust and Vertical Capital Asset Management, LLC (the “Adviser”).  The Board was advised by counsel of their duties and obligations under the federal securities laws with respect to approval of investment advisory contracts and the fact that in fulfilling their responsibilities to a fund and its shareholders, trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory contract are reasonable business arrangements for the Trust. They also discussed the specific factors the Trustees should consider in evaluating an investment advisory contract, which include, but are not limited to, the following: the investment performance of the Fund and other accounts managed by the investment adviser; the nature, extent and quality of the services to be provided by the investment adviser to the Fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.  Counsel discussed with the Board the fact that the 1940 Act and court decisions place the responsibility on the Board of Trustees (and especially the Independent Trustees) to exercise their good faith business judgment on behalf of the Fund and its shareholders in determining whether to enter into or renew an investment advisory contract.  Counsel also noted that Trustees must make a reasonable and good faith attempt to ascertain all facts relevant to their deliberations.

The Trustees then reviewed in detail the information provided by the proposed Adviser.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services to be provided by the Adviser to the Fund.  The Board reviewed a copy of the Adviser’s draft Form ADV, which was subject to completion, and information regarding the Adviser’s organizational structure.  The Trustees considered a presentation given by a representative of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its fund management personal.  The Board then reviewed the capitalization of the Adviser based on financial information provided in the Board materials. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance of the Adviser.  Because the Fund has not yet commenced operations, the Trustees could not consider its investment performance of the Fund.  However, the Board

Supplemental Information (Unaudited)(Continued)

considered the Adviser’s past performance with an existing pooled fund client, noting its performance was above a broad-based securities marked index, the Barclays Capital U.S. MBS Index.  The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.25% annual advisory fee based on the average net assets of the Fund, which is above the average of a group of closed-end funds pursuing a similar mortgage investment strategy, based upon information derived from a Lipper database.  However, the Trustees noted advisory fee was within the range of reasonable fees charged by the advisers to the reference group of funds.  The Trustees also noted the Adviser is capping Fund expenses at 1.85%, which is below the average expenses of the reference group.  The Trustees further noted that the expense cap distinguishes the Fund from the reference group which does not uniformly benefit from an expense cap. The Trustees concluded that the Fund’s advisory fee, as well as its overall projected expense ratio was acceptable in light of the quality of the services the Fund expects to receive from the Adviser and the level of fees paid by similar funds.

Economies of Scale.  The Board considered whether there will be economies of scale in respect of the management of the Fund.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also noted any projection of profits is speculative.  They considered the proposed advisory fee, expected asset levels and other benefits to the Adviser to be derived from a security servicing agreement with the Fund.  The Board also considered the expected impact of the expense limitation agreement on the Adviser. The Board concluded that the Adviser’s expected level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is reasonable and in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Agreement.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Vertical Capital Income Funds

Supplemental Information (Continued)

September 30, 2012 (Unaudited)

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 450 Wireless Boulevard, Hauppauge, NY  11788.

Independent Trustees
Name (Year of Birth) Position held with the Funds Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
Robert J. Boulware (1956) Trustee since August 2011 Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present. Other Directorships: Trustee, Met Investors Series Trust (70 portfolios), March 2008 to present; Director, Gainsco Inc. (auto insurance) May 2005 to present	1
Mark J. Schlafly (1961) Trustee since August 2011 President and Chief Executive Officer, FSC Securities Corporation, July 2008 to April 2011; Senior Vice President, LPL Financial Corporation, July 2006 to July 2008. Other Directorships None	1
T. Neil Bathon (1961) Trustee since August 2011 Managing Director, Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC, July 2006 to Present; Financial Research Corp, Oct. 1987 to May 2006. Other Directorships: Financial Investors Variable Insurance Trust (5 portfolios), Jan. 2007 to Feb. 2010	1
Jeffrey F. O'Donnell(1960) Trustee since August 2011 Executive Chairman of the Board, NB Therapeutics, April 2011 to present; Chairman of the Board and Chief Executive Officer, Embrella Cardiovascular, Inc., July 2009 to March 2011; President, Photomedex, Inc. Jan, 2000 to July 2009. Other Directorships Director, Endologix, Inc.	1
Interested Trustees and Officers
A. Bayard Closser ***(1960) Trustee, Chairman of Board of Trustees, President, each since August 2011 President, Vertical Capital Markets Group, LLC (broker-dealer holding company), Sept. 2010 to present; Executive Vice President, ING Funds Distributor, LLC (and successor affiliated entities), Dec. 1998 to Feb. 2009. Other Directorships: None	1

Vertical Capital Income Funds

Supplemental Information (Continued)

September 30, 2012 (Unaudited)

Interested Trustees and Officers (Continued)
Name (Year of Birth) Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
Christopher R. Chase ***(1953) Trustee Since August 2011 Managing Member, Vertical Capital Asset Management, LLC, July 2011 to present; Managing Member, Vertical Recovery Management, LLC (asset management), Oct. 2008 to present; Managing Member, Vertical Capital Markets Group, LLC (broker-dealer holding company), Oct. 2008 to present; President, Vertical Fund Group, Inc. (investment holding company), Aug. 2007 to present; President, Chase Pacific Capital Advisors (commercial real estate mortgage brokerage), 1996 to present. Other Directorships: None	1

Gustavo A. Altuzarra (1957)

Treasurer since August 2011

Managing Member, Vertical Capital Asset Management, LLC, July 2011 to present; Managing Member, Vertical Recovery Management, LLC (asset management), Oct. 2008 to present; Principal and Secondary Marketing Officer, Vertical Financial Group, Inc. (mortgage brokerage), July 2004 to present.

Other Directorships: N/A

N/A
Harris Cohen (1981) Assistant Treasurer since 2011 Manager of Fund Administration, Gemini Fund Services, LLC, Nov. 2004 to present. Other Directorships: N/A	N/A

James P. Ash (1976)

Secretary since 2011

Director of Legal Administration, Gemini Fund Services, LLC, Jan. 2010 to present; Assistant Vice President of Legal Administration, Gemini Fund Services, LLC, Jun 2008 to Dec. 2009.  Law Clerk, Oct 2005 to May 2008.

Other Directorships: N/A

N/A

Emile R. Molineaux (1962)

Chief Compliance Officer and Anti-Money Laundering Officer Since August  2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003).

Other Directorships: N/A

N/A

** The term "Fund Complex" refers to the Vertical Capital Income Fund.

*** Mr. Closser is an interested Trustee because he is also an officer (President) of the Fund.  Mr. Chase is an interested Trustee because he owns a controlling (co-controlling 50%) interest in the Fund's investment adviser.

The Fund's  Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free 1-866-277-VCIF.

Rev. May 2012

PRIVACY NOTICE
FACTS		WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-866-277-VCIF

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Vertical Capital Income Fund does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser

Vertical Capital Asset Management, LLC

20 Pacifica, Suite 190

Irvine, CA 92618

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

             FY 09/30/12

$30,000

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE 09/30/12

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE 09/30/12

$3,000

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 09/30/12

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

             N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 09/30/2012

$3,000

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Vertical Capital Asset Management, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients.  However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s).  Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented.  Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-277-VCIF.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Altuzarra, Managing Partner of the Adviser, and Mr. Chase, Managing Partner of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio and have served the Fund in this capacity since it commenced operations in 2011.  Mr. Altuzarra and Mr. Chase are each compensated through their share of the profits, if any, of the Adviser.  Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  At September 30, 2012, Mr. Altuzarra and Mr. Chase each owned $50,000 to $100,000 of Fund shares.

As of September 30, 2012, Mr. Altuzarra was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$61,737,101	2	$52,717,101
Other Accounts	0	$0	0	$0

As of September 30, 2012, Mr. Chase was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$61,737,1013	2	$52,717,101
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Vertical Capital Income Fund

By (Signature and Title)

*

/s/Bayard Closser

Bayard Closser, President

Date

12/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/Bayard Closser

Bayard Closser, President

Date

12/10/12

By (Signature and Title)

*

   /s/Gustavo A. Altuzarra

Gustavo A. Altuzarra Treasurer

Date

12/10/12

* Print the name and title of each signing officer under his or her signature.